UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2008

GLOBAL DIVERSIFIED INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-83231	95-4741485
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

1200 Airport Drive, Chowchilla, CA	93610
(Address of Principal Executive Offices)	(Zip Code)

Telephone:  559-665-5800
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

 On September 15, 2008, Global Diversified Industries, Inc. (the “Registrant”) notified RBSM, LLP (RBSM) they had been terminated as the Registrant’s Registered public accounting firm. The termination was approved by the Board of Directors.

RBSM reported on the financial statements for the fiscal years ended April 30, 2008 and 2007.  The audit reports of RBSM on the consolidated financial statements of Global Diversified Industries, Inc. and Subsidiaries as of and for the fiscal years ended April 30, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles.

In connection with the audits of the Registrant's consolidated financial statements for the fiscal years ended April 30, 2008 and 2007 and through the issuance of the audit reports thereon, there were (1) no disagreements between Registrant and RBSM on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of RBSM, would have caused RBSM to make reference to the subject matter of the disagreement in their report on the Registrant's consolidated financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304 (a)(1)(iv)(B) of Regulation S-B or Item 304 (a)(1)(v) of Regulation S-K.  (See discussion in the following paragraph for a description of a disagreement that arose after the filing of the Registrant's 2008 Form 10-K).

Shortly after the filing of the Registrant's Annual Report on Form 10-KSB for the year ended April 30, 2008, the Registrant retained a financial reporting consultant (the "Consultant") to assist in determining whether the classification of certain warrants (the "Warrants") as a liability on the April 30, 2008 balance sheet of the Registrant was appropriate. (See Item 4.02).

Registrant has provided RBSM a copy of the disclosures in this Form 8-K with respect to this Item 4.01 and has requested that RBSM furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not RBSM agrees with Registrant’s statement in this Item 4.01.   RBSM’s response is attached as Exhibit 16.1.

ITEM 4.02: NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

(a)  (1) On September 15, 2008, the Registrant’s Board of Directors, conclusively determined that its financial statements for the year ended April 30, 2008  should no longer be relied upon.

       (2) The Board came to the conclusion as a result of (i) extensive consultation with and advice from the Consultant; (ii) analysis and discussion with RBSM; (iii) an initial inquiry and first conference call among the parties and the Staff of the Office of the Chief Accountant of the SEC; (iv) and consultation with special counsel to the Company with regard to the facts of the related warrant agreement, controlling state laws and applicable accounting requirements.  The issue now resolved was the treatment of the Warrants, whether as equity or as a liability, under Emerging Issues Task Force Consensus 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock” (“EITF 00-19”) and related pronouncements.  The Registrant initially interpreted certain clauses in the warrant agreement providing for cash settlement to the warrant holders as a consequence of certain fundamental transactions - such as a sale or merger of the Company or of its assets, or a tender offer or share exchange - to require liability treatment under Paragraph 12 of EITF 00-19 and related paragraphs.  The Registrant did not initially differentiate between the sale of the Registrant as a corporate entity and the sale of all or substantially all of its assets, deeming the latter to be the equivalent of the former.  Lastly, the Registrant did not consider that Paragraph 12 and related paragraphs had to be interpreted in light of whether the triggering events for cash settlement were within the control of the Registrant to initiate or avoid.

        (3) The Company’s President/CEO was a party to the various consultations, discussions and conference calls.  The Board discussed this matter with the Company's independent public accounting firm, RBSM, who argued that the financial statements for the year ended April 30, 2008 should no longer be relied upon and should be restated.

(b)           N/A

(c)           N/A

At April 30, 2008, accounting for the Warrants as liabilities resulted in the recognition of a $7,100,000 warrant liability and a net expense related to their recognition and subsequent marking to market of approximately $6,500,000.  On an unaudited basis, the Company has determined that correcting the classification of the Warrants to equity, the liability and the related expense will be fully eliminated, with the difference adjusted to additional paid-in capital.  In addition, as a result of applicable accounting related to the required recognition of the beneficial conversion feature of the Warrants and the related preferred  stock, the initial carrying value of the redeemable convertible preferred stock will initially be recorded at zero and then accreted up to its face value over the term until its mandatory redemption.

The Company will reflect these corrections on an unaudited basis on the April 30, 2008 balance sheet presented on its first quarter Form 10-Q for the three months ended July 31, 2008.  The Company will amend its 2008 Form 10-KSB and restate its financial statements as soon as practicable.   (Notwithstanding the termination of RBSM, it is expected that the restated 2008 financial statements will be reported on by such firm).  The restatements will be made in accordance with Statement of Financial Accounting Standards No. 154, “Accounting Changes and Error Corrections—a replacement of APB Opinion No. 20 and FASB Statement No. 3.”

Other Matters

The Company will also add disclosure in its amended 10-KSB and future periodic filings regarding EITF 07-5, “Determining Whether an Instrument (or Embedded Feature) Is Indexed to an Entity's Own Stock,” which will become effective for the Company in fiscal 2010.  The provisions of this EITF will require a reclassification to liability based on the reset feature of the Warrant Agreement if the Company sells equity at a price below the exercise price of the Warrants.

The Company does not believe that the need to restate its financial statements is attributable to any material non-compliance by the Company with any financial reporting requirements under the federal securities laws.  This area of accounting is one of the most complex in today’s financial reporting environment and is one that has been the subject of many restatements by publicly reporting companies in recent years.  The Company notes that the use of a financial reporting consultant represents an additional control in its disclosure and financial reporting systems.

ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibit

16.1	Letter of RBSM, LLP

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Diversified Industries, Inc (Registrant)

Date: September 16, 2008	By:	/s/ Phillip O Hamilton
Phillip O Hamilton
CEO